                                                                    Exhibit 10.5

                                                                  EXECUTION COPY

                                 NINTH AMENDMENT

                          Dated as of October 23, 2001


                  This NINTH AMENDMENT (the "Ninth Amendment") among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Bank of America, N.A. (formerly known as NationsBank, N.A.), in their capacity as co-agents (the "Co-Agents").

                             PRELIMINARY STATEMENTS:

                  (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into a Second Amended and Restated Credit Agreement dated as of January 29, 1998, as amended from time to time (as so amended, the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                  (2) The Borrowers and the Requisite Lenders have agreed to amend the Credit agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

                  (a) The definition of "Availability" in Section 1.01 of the Credit Agreement is amended by deleting such definition in its entirety and substituting therefor a new definition to read as follows:

                  "'AVAILABILITY' means, at any particular time, the amount by which the Maximum Revolving Credit Amount at such time exceeds the sum of (i) the Revolving Credit Obligations at such time plus (ii) the amount of the Foreign Exchange Exposure at such time plus (iii) the amount of the Obligations at such time attributable to corporate credit cards or cash management functions, including Automated Clearing House (ACH) functions, performed by Citibank (the obligations and liabilities referred to in clauses (i), (ii) and (iii) shall be collectively referred to as "Outstanding Obligations"); PROVIDED, HOWEVER, that, after giving effect to the requested Borrowing, the Outstanding Obligations shall not exceed (a) $102,000,000 during the period from November 1, 2001 to and including November 30, 2001, (b) $90,000,000 during the period from December 1, 2001 to and including December 14, 2001, and
                  (c) $85,000,000 during the period from December 15, 2001 and for all times thereafter."

                  (b) Subsection (v) of Section 3.01(b) of the Credit Agreement is amended by adding the phrase "or the Availability" after the term "Maximum Revolving Credit Amount" in the fifth line thereof.

                  (c) Subsection (a) of Section 7.02 of the Credit Agreement is amended by deleting such Subsection in its entirety and substituting therefor the following:

                  "(a) The Borrowers shall provide the Administrative Agent and each Lender with a Borrowing Base Certificate, certified as being true and correct by the Borrowers' chief financial officer, controller or any other officer acceptable to the Administrative Agent, on the fifth Business Day following the last day of each week, or more frequently if requested by the Administrative Agent. Each subsequent Borrowing Base Certificate shall be based upon, with respect to Receivables and Inventory, information as of the last day of the immediately preceding month or week, as the case may be. Each such Borrowing Base Certificate shall set forth Borrowing Base calculations since the date of the last prior Borrowing Base Certificate and shall include a weekly summary aging of Receivables, a weekly schedule of each category of Eligible Inventory and all Eligible Inventory that has become ineligible, specifying the applicable category of ineligibility and such other information as the Administrative Agent may request from time to time."

                  (d) Article VIII of the Credit Agreement is amended by adding a new Section 8.12 at the end thereof to read as follows:

                  "SECTION 8.12. INVENTORY APPRAISAL. In the event that the LVMH Acquisition has not occurred on or prior to December 15, 2001, the Borrowers shall promptly commence an appraisal of all of the Inventory of the Borrowers by an appraisal firm acceptable to the Administrative Agent."

                  (e) Section 9.18 of the Credit Agreement is amended by deleting such Section in its entirety and substituting therefor a new Section to read as follows:

                  "Section 9.18. EXCESS AVAILABILITY. Before and after giving effect to any requested Borrowing hereunder, the Borrowers shall have Availability of at least (i) $4,000,000 for all times during the period from and including October __, 2001 to and including October 31, 2001; (ii) $8,000,000 for all times during the period from and including November 1, 2001 to and including November 14, 2001; (iii) $11,000,000 for all times during the period from and including November 15, 2001 to and including December 14, 2001; and (iv) $20,000,000 from and including December 15, 2001 and for all times thereafter."

                  (f) Section 10.01 of the Credit Agreement is amended by deleting compliance with the Minimum Adjusted Net Worth covenant for the Third Fiscal Quarter of 2001.

                  (g) Section 10.03 of the Credit Agreement is amended by deleting compliance with the Minimum Fixed Charge Coverage Ratio covenant for the Third Fiscal Quarter of 2001.

                  (h) Section 10.04 of the Credit Agreement is amended by deleting compliance with the Minimum Working Capital Ratio covenant for the Third Fiscal Quarter of 2001.

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Ninth Amendment shall become effective (the "Effective Date") as of the first day written above when the following conditions have been satisfied: (i) the Administrative Agent shall have received counterparts of this Ninth Amendment executed by the Borrowers and the Requisite Lenders, and (ii) there shall have been paid to the Administrative Agent all expenses (including, without limitation, the reasonable legal fees and expenses of counsel to the Administrative Agent) due and payable on or before the Effective Date.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

                  (a) After giving effect to this Ninth Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

                  (b) After giving effect to this Ninth Amendment, no Default or Event of Default shall have occurred and be continuing.

                  SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of Section 1 of this Ninth Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

                  (c) The execution, delivery and effectiveness of this Ninth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Ninth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  SECTION 6. GOVERNING LAW. This Ninth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed as of the date first above written.

                                  THE DONNA KARAN COMPANY

                                  By: Donna Karan International Inc., a general
                                      partner


                                  By:___________________________________________
                                  Title:________________________________________



                                  DONNA KARAN STUDIO

                                  By: Full Requirements Merchandising, Inc., a
                                      general partner


                                  By: __________________________________________
                                  Title:________________________________________



                                  THE DONNA KARAN COMPANY STORE, G.P.

                                  By: Donna Karan International Inc., a general
                                      partner


                                  By:___________________________________________
                                  Title:________________________________________


                                  DK FOOTWEAR PARTNERS

                                  By: Donna Karan International Inc., a general
                                      partner


                                  By:___________________________________________
                                  Title:________________________________________

                                  CITIBANK, N.A., as Administrative Agent and
                                  Lender


                                  By:___________________________________________
                                     Vice President


                                  THE CHASE MANHATTAN BANK, as Co-Agent
                                  and Lender


                                  By:___________________________________________
                                  Title:________________________________________


                                  BANKAMERICA BUSINESS CREDIT, as Co-Agent and
                                  Lender


                                  By:___________________________________________
                                  Title:________________________________________


                                  PNC BUSINESS CREDIT


                                  By:___________________________________________
                                  Title:________________________________________


                                  THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                  By:___________________________________________
                                  Title:________________________________________

                                  NATIONAL CITY COMMERCIAL FINANCE, INC.


                                  By:___________________________________________
                                  Title:________________________________________


                                  JACKSON NATIONAL LIFE INSURANCE CO.,
                                  By: PPM FINANCE, INC., its Attorney-in-Fact


                                  By:___________________________________________
                                  Title:________________________________________